SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 25, 2012

Superior Oil and Gas Co.

(Exact Name Of Registrant As Specified In Charter)

Nevada	005-50173	87-0537621
(State Or Other Jurisdiction Of	(Commission File No.)	(IRS Employee Identification No.)
Incorporation Or Organization)

844 South Walbaum Road

Calumet, OK 73014

(Current Address of Principal Executive Offices)

Phone number: (405) 884-2080

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8 – Other Events

Item 8.01. Other Events

The company, despite an earlier false start, has secured the necessary funds and is proceeding expeditiously to prepare and file with the Commission all delinquent filings and become current again.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1923, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2012

Superior Oil and Gas Co.

By: /s/ Dan Lloyd, Jr.
Dan Lloyd, Jr., President